                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 19, 2002
                 Date of earliest event reported: August 1, 2002


                              NCS HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                00-27602                        34-1816187
          (Commission File No.)       (IRS Employer Identification No.)


           3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122 (Address of principal executive offices, including ZIP code)


                                 (216) 378-6800
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         Between August 1, 2002 and August 12, 2002, two additional stockholder lawsuits (both of which are purported class action lawsuits) were filed against NCS HealthCare, Inc. ("NCS") and its directors, and in one case, against Genesis Health Ventures, Inc. ("Genesis") and Geneva Sub, Inc., a wholly owned subsidiary of Genesis ("Sub"), in connection with the Agreement and Plan of Merger, dated July 28, 2002, among NCS, Genesis and Sub (the "Merger Agreement") and the proposed merger of Sub with and into NCS (the "Proposed Merger"), and one existing stockholder lawsuit was amended (the "Stockholder Claims"). The Stockholder Claims allege that the directors of NCS breached their fiduciary duties, and certain other duties, to stockholders by entering into the Merger Agreement and seek various relief, including an injunction against consummation of the Proposed Merger, requiring separate class voting on approval of the Proposed Merger by NCS stockholders, rescinding the Proposed Merger if the same is consummated prior to a final judgment on the Stockholder Claims, declaring the agreements, dated July 28, 2002, with certain stockholders of NCS beneficially owning in the aggregate a majority of the outstanding voting power of NCS Common Stock (the "Voting Agreements") null and void, and compensatory damages and costs. In addition, the amended stockholder complaint alleges that the Voting Agreements violate the NCS amended and restated certificate of incorporation and therefore resulted in an automatic conversion of such stockholders' Class B common shares into Class A common shares. NCS does not believe that the Stockholder Claims have merit. The foregoing descriptions of the Stockholder Claims are qualified in their entirety by reference to the text of the Stockholder Claims, which are attached hereto as Exhibits 99.1, 99.2 and
99.3 and are incorporated herein by reference.

         The following three lawsuits were each filed with the court indicated on the dates indicated:

         1. Michael Petrovic on behalf of himself and all others similarly situated v. NCS HealthCare, Inc., Jon H. Outcalt, Kevin B. Shaw, Richard L. Osborne, and Boake A. Sells, filed with the Court of Common Pleas for Cuyahoga County, Ohio on August 1, 2002.

         2. Dolphin Limited Partnership, L.L.P. v. Jon H. Outcalt, Kevin B. Shaw, Boake A. Sells, Richard L. Osborne, Genesis Health Ventures, Inc., Genesis Sub, Inc. and NCS HealthCare, Inc., filed with the Court of Chancery of the State of Delaware in and for New Castle County on August 7, 2002.

         3. First Amended Complaint Omnicare, Inc. v. NCS HealthCare, Inc., Jon
H. Outcalt, Kevin B. Shaw, Boake A. Sells, Richard L. Osborne, Genesis Health Ventures, Inc. and Geneva Sub, Inc., filed with the Court of Chancery of the State of Delaware in and for New Castle County on August 12, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         (c) Exhibits.

99.1     Petrovic Complaint, dated August 1, 2002.

99.2     Dolphin Complaint, dated August 7, 2002.

99.3     Amended Omnicare Complaint, dated August 12, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NCS HEALTHCARE, INC.



Dated: August 19, 2002               By: /s/ Kevin B. Shaw
                                        --------------------------------
                                     Name: Kevin B. Shaw
                                     Title: President, Chief Executive Officer
                                            and Director


Dated: August 19, 2002               By:  /s/ William B. Byrum
                                         -------------------------------
                                     Name: William B. Byrum
                                     Title: Executive Vice President and Chief
                                            Operating Officer


Dated: August 19, 2002               By:  /s/ Gerald D. Stethem
                                         -------------------------------
                                     Name:  Gerald D. Stethem
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                  EXHIBIT LIST

Exhibit No.       Description
-----------       -----------

99.1              Petrovic Complaint, dated August 1, 2002.

99.2              Dolphin Complaint, dated August 7, 2002.

99.3              Amended Omnicare Complaint, dated August 12, 2002.